UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive, Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code : (682) 605-1000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On October 28, 2004, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the third quarter ended September 30, 2004 (the “Earnings Release”).

Item 7.01.              Regulation FD Disclosure

The Earnings Release also provides an outlook for fourth quarter and full-year 2004 financial performance.  In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in Appendix A hereto.  Appendix A hereto (incorporated herein by reference) also contains certain statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized therein.  A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the comparable GAAP financial measures is attached to the Earnings Release.

In the Earnings Release, the Company also announced that its Board of Directors approved a stock repurchase program, authorizing the Company to buy back up to $100 million of the Company’s common stock.

Item 9.01.              Financial Statements and Exhibits

Exhibit(s)

Exhibit	Description

99.1	News release reporting Financial Results for the Quarter ended September 30, 2004, issued by Sabre Holdings Corporation on October 28, 2004.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues being highly dependent on the travel and transportation industries, such as the financial instability or bankruptcy of many of the air carriers, competition from alternative travel distributors such as online vertical search engines, or geopolitical developments, such as the risk of terrorist attacks.  Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION
(Registrant)

Date: October 28, 2004
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES AND OTHER ITEMS

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance.  We also believe the non-GAAP measures provide investors with a better baseline for modeling the Company’s future earnings expectations.  Our management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results.  These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.  In addition, we have provided tables with the Earnings Release to reconcile some of the non-GAAP financial measures utilized therein to GAAP financial measures.

ADJUSTED EBITDA

We define Adjusted EBITDA as GAAP net income before interest income and expense, income taxes, depreciation and amortization, minority interest and other income (expense), net.  In prior periods, we referred to Adjusted EBITDA as EBITDA.  Because this measure includes minority interest and other income (expense), net, we now call this measure Adjusted EBITDA.  Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our businesses and believes that Adjusted EBITDA provides a meaningful measure of our ability to meet our future debt service, capital expenditures and working capital requirements.  Adjusted EBITDA is not a financial measure under GAAP.  Accordingly, it should not be considered in isolation or as a substitute for net income, operating income, cash flow provided by (used in) operating activities or other income or cash flow data prepared in accordance with GAAP.  When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to levels of interest expense. We provide a reconciliation of Adjusted EBITDA to GAAP Net Earnings.  Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Although we believe that Adjusted EBITDA may provide additional information with respect to our ability to meet its future debt service, capital expenditures and working capital requirements, our functional or legal requirements may require us to utilize available funds for other purposes.

NET EARNINGS, EXCLUDING ADJUSTING ITEMS (ADJUSTED NET EARNINGS)

This measure consists of GAAP Net Earnings for the quarter, adjusted for the items detailed in the related reconciliation.  Adjusting items can include stock compensation and amortization of intangible assets from merger and acquisition activity, net of applicable taxes and minority interests.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe Adjusted Net Earnings more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations.  Adjusted Net Earnings does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in net earnings presented under GAAP.  Therefore a review of net earnings on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings.

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING ADJUSTING ITEMS

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the adjusting items described by us in the related reconciliation.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance, because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe diluted EPS, excluding adjusting items, more accurately represents our core operating results and provides a better baseline for modeling future earnings expectations.  Diluted EPS, excluding adjusting items, does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in diluted EPS presented under GAAP.  Therefore a review of diluted EPS on both a non-GAAP basis and GAAP basis should be performed to get a comprehensive view of our results.  We provide a reconciliation of diluted EPS, excluding adjusting items, to GAAP diluted EPS.

FREE CASH FLOW

We calculate free cash flow as the sum of net earnings and depreciation and amortization expense, less other income (expense), net, and additions to property and equipment. Our management believes that free cash flow is a useful indicator in evaluating the overall financial performance of the Company and its ability to repay debt,  make future investments, pay dividends and buyback common stock. Free cash flow is not a financial measure under GAAP.  Free cash flow may not be comparable to other similarly titled measures of other companies, and should not be considered in isolation or as a substitute for net income, operating cash flow or any other financial measure prepared in accordance with GAAP. When evaluating free cash flow, investors should consider, among other factors, increasing or decreasing trends in free cash flow and whether free cash flow has remained at positive levels historically. We provide a reconciliation of Free Cash Flow to GAAP Net Cash provided by (used in) operations.  Although we believe that free cash flow may provide additional information with respect to our ability to repay debt, make future investments, pay dividends and buyback common stock, our functional or legal requirements may require us to utilize available funds for other purposes.

REVENUE, EXCLUDING ANY ADJUSTING ITEMS

This measure consists of GAAP revenue, adjusted for certain revenue items set forth in the related reconciliation.   Our management believes that excluding these revenue items is meaningful to investors because the revenue, as adjusted, provides a better measure for evaluating our current performance as compared to past performance  (or, as applicable, the business of one of the Company’s business segments) by removing any items that do not represent ongoing revenues of our business. Our management uses this revenue measure for this same purpose. We provide a reconciliation of this measure to GAAP Revenue.

ADJUSTED OPERATING INCOME

This measure consists of GAAP Operating Income for the quarter, adjusted for the items detailed in the related reconciliation.  Our management uses this measure to analyze the results of the Company (or, as applicable, the results of one of the Company’s business units) and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe adjusted operating income accurately represents our core operating results and provides a better baseline for modeling future operating earnings expectations.  Adjusted operating income does not provide a complete position of our results of operations, as the historical items listed in the related reconciliation are included in operating income presented under GAAP. Therefore a review of operating income on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results on both a historical basis and on a basis of what we believe to be a better representation of our business in the future. We provide a reconciliation of Adjusted Operating Income to GAAP Operating Income.

ADJUSTED OPERATING EXPENSES

We calculate this measure as GAAP Operating Expenses adjusted for the items detailed in the related reconciliation. Our management uses this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe adjusted operating expenses accurately represents our core operations and provides a better baseline for modeling future operating expense expectations.  Adjusted operating expenses does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in operating expenses presented under GAAP. Therefore a review of operating expenses on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results. We provide a reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses.

ADJUSTED OPERATING MARGIN

This measure consists of GAAP Operating Income for the quarter, adjusted for the items detailed in the related reconciliation, divided by revenue. Our management uses this measure to analyze the results of the Company (or as applicable, the results of one of the Company’s business segments) and to make operational and investment decisions, as we believe it provides consistency and comparability in our financial reporting.  We provide it in order to enable investors to more thoroughly evaluate our current performance as compared to past performance because items such as stock compensation and intangible amortization from merger and acquisition activity will change periodically (e.g. completion of an intangible asset’s useful life, completion of a stock option’s vesting cycle or forfeiture of a stock option), and therefore can be episodic in nature and can obscure our core operating results and skew projections.  Consequently, we believe adjusted operating margin accurately represents our core operating results and provides a better baseline for modeling future operating margin expectations.  Adjusted operating margin does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in operating margin presented under GAAP. Therefore a review of operating margin on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results. We provide a reconciliation of Adjusted Operating Margin to GAAP Operating Margin.

OTHER ITEMS

SUPPLIER LIABILITY ADJUSTMENT

Travelocity accrues a supplier liability based on the amount that it expects to be billed by suppliers for sales under its merchant hotel and TotalTrip lines of business.  In some cases, a portion of Travelocity’s pre-paid merchant hotel and travel package sales goes unused by the traveler.  In those circumstances, and some others, Travelocity may not be billed the full amount of the accrued supplier liability.

Travelocity launched its merchant hotel and TotalTrip lines of business in October 2002 and June 2003, respectively.  Before the third quarter of 2004, Travelocity carried the entire unused portion of those pre-paid sales as an accrued supplier liability on its balance sheet.  During 2004, Travelocity implemented technology improvements that allow the Company to better estimate the potential liability to suppliers for those pre-paid sales.  Therefore, beginning with the third quarter of 2004, and consistent with industry practice, the Company intends to periodically analyze the accrued supplier liability for amounts aged more than six months.  Any adjustments to reduce the accrued supplier liability would result in corresponding increase to transaction revenue and operating income.

The initial analysis performed in the 3rd quarter of 2004 included the accrued supplier liability for travel sold from the October 2002 inception of Travelocity’s merchant hotel program through March 2004.  That analysis resulted in a $7.9 million decrease in the accrued supplier liability and a corresponding $7.9 million increase to transaction revenue and operating income.  Including that $7.9 million adjustment, transaction revenue for the 3rd quarter 2004 was $121 million, reflecting 51% year over year growth.

Based upon recent trends in the amounts billed by suppliers as compared to the amounts we accrue, we estimate approximately $5 million of the $7.9 million adjustment is attributable to travel sold in the period prior to December 2003.  Excluding the $5 million portion of the adjustment, Travelocity’s transaction revenue for the 3rd quarter 2004 would have been $116 million, representing a 45% increase from the year ago quarter.

HOTEL COMMISSION ACCRUAL

We receive commissions from travel suppliers for air travel, hotel rooms, car rentals, vacation packages and cruises booked through our Travelocity websites.  Commissions from air travel providers are recognized upon confirmation of pending payment of the commission.  Historically, commissions from other travel suppliers, including hotel providers, have been recognized upon receipt due to the limited ability to accurately estimate the timing and amounts to be collected from hotel suppliers.  During the third quarter of 2004, we implemented new technologies and processes that allow us to accurately estimate both the timing and the amounts to be collected.  Accordingly, we now record hotel commissions based upon travel dates.  The impact from this change is not significant to our revenues or results of operations.

EXHIBIT INDEX

Exhibit 99.1:           News release reporting Financial Results for the Quarter ended September 30, 2004, issued by Sabre Holdings Corporation on October 28, 2004.